Exhibit 32

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of Nelnet, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 28, 2023	By: /s/ JEFFREY R. NOORDHOEK
Name: Jeffrey R. Noordhoek Title: Chief Executive Officer Principal Executive Officer

By: /s/ JAMES D. KRUGER
Name: James D. Kruger Title: Chief Financial Officer Principal Financial Officer and Principal Accounting Officer